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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-31352, 333-93157, 333-78091, 333-61722,
333-40854, 333-51946, 033-66622, 333-75055, 333-28683, 333-75057, 333-75059,
and 333-82444.

                                          ARTHUR ANDERSEN LLP

Vienna, Virginia
March 28, 2002